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                                                                    EXHIBIT 10.6

                                    AGREEMENT

Myoung-Jin Lee (hereinafter referred to as "Lee") and GRAVITY Co., Ltd. (hereinafter referred to as "GRAVITY") hereby enter into this agreement in respect of the Ragnarok trademark:

1. With respect to the trademark under Application No. 2002-1033 which shall be partially transferred by GRAVITY on June 3, 2003, the parties hereto shall acknowledge that they shall jointly hold rights to such trademark upon successful registration thereof.

2. GRAVITY shall hold exclusive rights to use and transfer the trademark to be registered under Application No. 2002-1033.

3. With respect to the trademark under Registration No. 0514714 which shall partially be transferred by Lee, on June 3, 2003, both parties acknowledge that they shall jointly hold rights to such trademark.

4. GRAVITY shall have exclusive rights to use and transfer the trademark under Registration No. 0514714.

5. Lee must obtain permission from GRAVITY before taking any action with respect to the rights to use and transfer the trademarks referred to in this agreement.


June 3, 2003

/seal/
Myoung-Jin Lee
Yonsei Heightsville No. 302, 501-24, Changcheon-dong, Seodaemun-gu, Seoul

/seal/
Jung Hwi Young
Representative Director, GRAVITY Co., Ltd.